EXHIBIT 10.24.1


                  Schedule of Omitted documents in the Form of
                   Exhibit 10.24, Including Material Detail in
                 Which Such Documents Differ From Exhibit 10.24

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                 Indemnification Agreement, dated August 29, 2001, between the
Registrant and David O. Lindner.

                 Indemnification Agreement, dated August 29, 2001, between the Registrant and Anthony J. Kirincic.

                 Indemnification Agreement, dated August 29, 2001, between the Registrant and Barry Shapiro.

                 Indemnification Agreement, dated August 29, 2001, between the Registrant and Harold Paul.



                  The form of the document listed above does not differ in material detail from the form of Exhibit 10.24, except with respect to the identity of the indemnitee and the address for notices in Section 21.